Exhibit 13.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Sequans Communications S.A. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deborah Choate, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2022

By:	/s/ Deborah Choate
Name: Deborah Choate Title: Chief Financial Officer